UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Schedule 14(a) of the
Securities Exchange Act of 1934
(Amendment No.                     )

Filed by the Registrant	[X]	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration No.:

	(3)	Filing Party:

	(4)	Date Filed:

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

321 North Clark Street

Chicago, Illinois 60654

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on August 15, 2018

Notice is hereby given to the shareholders of XAI Octagon Floating Rate & Alternative Income Term Trust (“XFLT” or the “Trust”) that the annual meeting of shareholders of the Trust (the “Annual Meeting”) will be held at the offices of XA Investments, LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Wednesday, August 15, 2018, at 9:00 a.m. (Central time). The Annual Meeting is being held for the following purposes:

1.	To elect the Trustee nominees named in the accompanying proxy statement (Theodore J. Brombach and Danielle Cupps) as Class I Trustees to serve until the Trust’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE TRUST (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES OF THE BOARD.

The Board has fixed the close of business on July 6, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:

/s/ Theodore J. Brombach

Theodore J. Brombach
Trustee, President and Chief Executive Officer

Chicago, Illinois

July 13, 2018

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE TRUST ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF THE RECORD DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST (NYSE: XFLT)

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To be held on August 15, 2018

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”) of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be voted at the annual meeting of shareholders of the Trust and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of XA Investments, LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Wednesday, August 15, 2018, at 9:00 a.m. (Central time).

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact the Trust at (312) 374-6930.

The Trust will furnish to any shareholder, without charge, a copy of the Trust’s most recent annual report to shareholders upon request. Requests should be directed to the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, or by calling (312) 374-6930.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Trust’s shareholders on or about July 13, 2018.

•	Why is a shareholder meeting being held?

The Trust’s Shares are listed on the New York Stock Exchange (“NYSE”), and the Trust’s governing documents and the rules of the NYSE require the Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposal will be voted on?

The Annual Meeting is being held to elect the Trustee nominees named in this Proxy Statement (Theodore J. Brombach and Danielle Cupps) as Class I Trustees to serve until the Trust’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified (the “Proposal”).

•	Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Trust, no matter how many shares you own.

•	Who is asking for your vote?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on Wednesday, August 15, 2018, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice.

•	How does the Board recommend that shareholders vote on the Proposal?

The Board unanimously recommends that you vote “FOR” each of the nominees of the Board. The Board has reviewed the qualifications and backgrounds of the Board’s nominees. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests.

•	Who is eligible to vote?

Shareholders of record of the Trust at the close of business on July 6, 2018 (the “Record Date”) are entitled to be present at the Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal. Each Share is entitled to one vote on the Proposal. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

You may contact the Trust at (312) 374-6930 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trust a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Trust understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	What vote is required to elect a Trustee nominee?

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•	How many Shares of the Trust were outstanding as of the record date?

At the close of business on the Record Date, the Trust had 8,347,991 Shares outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

The Trust’s governing documents and the rules of the NYSE require the Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders are being asked to elect Trustees in the following manner:

To elect the Trustee nominees named in this Proxy Statement (Theodore J. Brombach and Danielle Cupps) as Class I Trustees to serve until the Trust’s 2021 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board

The Trustees of the Trust are currently classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees of the Trust:

CLASS I TRUSTEES. Theodore J. Brombach and Danielle Cupps are the Class I Trustees of the Trust. The Class I Trustees are standing for re-election at the Annual Meeting.

CLASS II TRUSTEES. Gregory G. Dingens and Philip G. Franklin are the Class II Trustees of the Trust. The term of the Class II Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS II TRUSTEES. Scott Craven Jones is the Class III Trustee of the Trust. The term of the Class III Trustee will continue until the 2020 annual meeting of shareholders or until a successor shall have been elected and qualified.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Trust will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Each of Theodore J. Brombach and Danielle Cupps has consented to serve as a Trustee if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Trustee Biographical Information

Certain information concerning the Trustees (including the Trustee nominees) and the officers of the Trust is set forth in the tables below. Trustees whom are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of the Trust are referred to herein as “Independent Trustees.” The Trustee who is classified as an interested person of the Trust is referred to herein as an “Interested Trustee.”

Name, Business Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES:
Danielle Cupps Year of Birth: 1970	Trustee	Trustee since 2017	Current: Managing Director, Kinzie Capital Partners (2017-2018) (private equity). Former: Managing Director, BLG Capital Advisors (2016-2017) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006-2012); Vice President, Code Hennessy & Simmons LLC (2000-2005) (private equity); Associate, Goldman, Sachs & Co. (1998-2000).	1	None.
Gregory G. Dingens Year of Birth: 1964	Trustee (Chair of the Board)	Trustee since 2017	Current: Executive Vice President, Monroe Financial Partners, Inc. (2006-present) (investment banking and trading); Member, Siena Capital Partners GP LLC (2006-present) (private investment fund); Director, Qwickrate LLC (2012-present) (online marketplace for financial institutions). Former: Managing Director, Lehman Brothers (2004-2006); Managing Director, Merrill Lynch (1993-2003).	1	None.
Philip G. Franklin Year of Birth: 1951	Trustee	Trustee since 2017	Former: Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998-2016) (electronics components); Chief Financial Officer and Vice President, OmniQuip International (1995-1998) (construction equipment).	1	Current: TTM Technologies Inc. (2010-present); Tronc, Inc. (formerly Tribune Publishing) (2014-present).
Scott Craven Jones Year of Birth: 1962	Trustee	Trustee since 2017	Current: Director, Carne Global Financial Services (US) LLC (2013-present). Former: Adviser, Wanzenburg Partners LLC (2012-2013); Chief Operating Officer, Chief Financial Officer and Treasurer, Aurora Investment Management LLC (2010-2012); Executive Vice President and Chief Administrative Officer, Calamos Asset Management, Inc. (2005-2008); Managing Director, Northern Trust Global Investments (2000-2005).	1	Current: Manager Directed Portfolios, a U.S. Bancorp series trust (2016-present). Former: Guestlogix Inc. (2015-2016) (travel technology).
INTERESTED TRUSTEE:
Theodore J. Brombach* Year of Birth: 1963	Trustee, President and Chief Executive Officer	Trustee since 2017	Current: Co-Chief Executive Officer of XAI (2016-present); Co-Founding Partner of XMS Capital Partners, LLC (2006-present). Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group at Morgan Stanley (1990-2006); Analyst, Kidder, Peabody & Co. (1985-1988).	1	Current: RiverWood Bank (2006-present).

*	Mr. Brombach is an interested person of the Trust because of his position as an officer of the Adviser and certain of its affiliates.

(1)	The business address of each Trustee of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)	See “Composition of the Board.”

(3)	The Trust is the only fund in the “Fund Complex.”

Trustee Qualifications

The Board has determined that each Trustee should serve as a Trustee of the Trust based on several factors (none of which alone is determinative). The Board believes that the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: availability and commitment to attend meetings and perform the responsibilities of a Trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with XA Investments LLC, the Trust’s investment adviser (the “Adviser”), Octagon Credit Investors, LLC, the Trust’s investment sub-adviser (the “Sub-Adviser”), other service providers, counsel, auditors and other trustees. Each Trustee’s ability to perform his duties effectively is evidenced by professional accomplishments; prior and current business, consulting and public service positions; service on boards of public and private companies and not-for-profit entities and other organizations; and prior experience in fields related to the operations of the Trust.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933 or the rules and regulations of the SEC.

Theodore J. Brombach. Mr. Brombach has served as a Trustee of the Trust since its inception in 2017. Through his over 30 years of investment experience in the financial industry, including as Co-Chief Executive Officer of XAI, founding partner of XMS Capital Partners, LLC, and Co-Head of Midwest Investment Banking at Morgan Stanley, Mr. Brombach is experienced in financial, regulatory and investment matters.

Danielle Cupps. Ms. Cupps has served as a Trustee of the Trust since its inception in 2017. Through her experience as a Managing Director at Kinzie Capital Partners, a private equity firm focused on providing equity to lower middle market businesses, and, in various roles, including Managing Director at BLG Capital Advisors, a family office managing a global portfolio of alternative assets, Director of Corporate and Strategic Development and Chief of Staff in the Office of the Chief Financial Officer, at Boeing Company, Vice President at Code Hennessy & Simmons LLC, a private equity firm, and Associate in the private equity funds group at Goldman, Sachs & Co., Ms. Cupps is experienced in financial, regulatory and investment matters.

Gregory G. Dingens. Mr. Dingens has served as a Trustee of the Trust since its inception in 2017. Through his over 25 years of investment management experience, including as Executive Vice President of Monroe Financial Partners, Inc., Member of Siena Capital Partners GP LLC, a private investment fund, director of Qwickrate LLC, and Managing Director at both Lehman Brothers and Merrill Lynch, Mr. Dingens is experienced in financial, regulatory and investment matters.

Philip G. Franklin. Mr. Franklin has served as a Trustee of the Trust since its inception in 2017. Through his experience as Chief Financial Officer and Executive Vice President of Littelfuse, Inc. and Chief Financial Officer and Vice President at OmniQuip International, Mr. Franklin is experienced in financial, accounting and regulatory matters.

Scott Craven Jones. Mr. Jones has served as a Trustee of the Trust since its inception in 2017. Through his experience as a director at Carne Global Financial Services (US) LLC, Chief Operating Officer, Chief Financial Officer and Treasurer of Aurora Investment Management LLC, Executive Vice President and Chief Administrative Officer of Calamos Asset Management, Inc., Managing Director at Northern Trust Global Investments, and in various roles at Nuveen Investments, Inc., Mr. Jones is experienced in financial, accounting, regulatory and investment matters.

Executive Officers

The following information relates to the executive officers of the Trust who are not Trustees. The officers of the Trust were appointed by the Board on May 5, 2017 and will serve until their respective successors are chosen and qualified. The principal business address of each executive officer is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Name, Business Address(1) and Year of Birth	Position	Term of Office(2) and Length of Time Served	Principal Occupations During the Past Five Years
John “Yogi” Spence Year of Birth: 1962	Chief Financial Officer and Treasurer	Officer since 2017	Current: Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).
John P. McGarrity Year of Birth: 1961	Chief Legal Officer and Secretary	Officer since 2017

Current: Managing Director and General Counsel, XAI (2016-present).

Former: Managing Director and General Counsel, Chief Compliance Officer and AML Officer, River Branch Holdings LLC and River Branch Capital LLC (now Piper Jaffray) (2011-2015); Senior Vice President, General Counsel and Corporate Secretary, The Warranty Group (2009-2011); Executive Vice President, Head of Product Development, Man Investments (2004-2009).

Kimberly Ann Flynn Year of Birth: 1977	Vice President	Officer since 2017

Current: Managing Director of XAI (2016-present).

Former: Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2004-2007) and Associate (2004-2007), Nuveen Investments, Inc..

Theodore J. Uhl Year of Birth: 1974 Address: c/o ALPS Fund Services, Inc. 1290 Broadway, #1100 Denver, CO 80203	Chief Compliance Officer	Officer since 2017

Current: Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc. (2006-present); Chief Compliance Officer, Financial Investors Trust (2010-present), Centre Funds (2013-present), Reality Shares ETF Trust (2014-present), Reaves Utility Income Fund (2015-present), Boulder Growth & Income Fund, Inc. (2015-present), Index Funds (2016-present), and Elevation ETF Trust (2016-present).

Former: Internal Audit Manager/Senior Risk Manager, ALPS Funds Services, Inc. (2006-2010).

(1)	The business address of each Officer of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Trust and to provide oversight of the management of the Trust. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, four of whom (including the chairperson) are Independent Trustees and one of whom is classified as an Interested Trustee. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The Board has appointed an independent chairperson, Gregory G. Dingens, who presides at Board meetings and who is responsible for, among other things, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. The Board meets regularly four times each year to discuss and consider matters concerning the Trust, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees will meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, review the Trust’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings and regularly meet outside the presence of Trust management. The Board has determined that this leadership structure, including an independent chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Board Committees

The Trustees have determined that the efficient conduct of the Trust’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Board are the Audit Committee and the Governance Committee.

Audit Committee. Danielle Cupps, Gregory Dingens, Philip Franklin and Scott Craven Jones, who are Independent Trustees, serve on the Trust’s Audit Committee. Mr. Jones serves as chairperson of the Audit Committee and has been identified as the Audit Committee Financial Expert of the Trust. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm.

The Audit Committee presents the following report:

The Audit Committee oversees the Trust’s financial reporting process on behalf of the Board of Trustees and operates under a written charter adopted by the Board of Trustees. The Audit Committee meets with management of the Trust and the Trust’s independent registered public accounting firm and reports the results of its activities to the Board of Trustees. Management of the Trust has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the responsibilities of the Audit Committee and independent registered public accounting firm of the Trust, management of the Trust has advised that the Trust’s financial statements for the past fiscal year were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with management and the independent registered public accounting firm of the Trust the audited financial statements of the Trust for the past fiscal year. The Audit Committee discussed with the Trust’s independent registered public accounting firm the matters required to be discussed by AS 1301 issued by the Public Company Accounting Oversight Board. The Audit Committee received the written disclosures and the letter from the Trust’s independent registered public accounting firm as required by Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Trust’s independent registered public accounting firm the independence of the Trust’s independent registered public accounting firm.

Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Trust’s independent registered public accounting firm, the Audit Committee recommended to the Board of Trustees and approved, pursuant to authority delegated by Board of Trustees, that the audited financial statements be included in the Trust’s Annual Report for the past fiscal year.

Submitted by the Audit Committee of the Board of Trustees:

Danielle C. Cupps
Gregory G. Dingens
Philip G. Franklin
Scott Craven Jones

February 13, 2018

The Audit Committee is governed by a written Audit Committee Charter, which was approved by the Board on May 5, 2017. The Audit Committee Charter is not available on the Trust’s website. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Audit Committee Charter is attached as Appendix A to this proxy statement.

Governance Committee. Danielle Cupps, Gregory Dingens, Philip Franklin and Scott Craven Jones, who are Independent Trustees, serve on the Trust’s Governance Committee. Mr. Franklin serves as chairperson of the Governance Committee. The Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. In considering trustee nominee candidates, the Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Governance Committee would consider recommendations by shareholders if a vacancy were to exist. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order to be considered, such recommendations should be forwarded to the Secretary of the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

The Governance Committee is governed by a written Governance Committee Charter, which was approved by the Board on May 5, 2017. The Governance Committee Charter is not available on the Trust’s website. In accordance with proxy rules promulgated by the SEC, a fund’s nominating and governance committee charter is required to be filed at least once every three years as an exhibit to its proxy statement. The Governance Committee Charter is attached as Appendix B to this Proxy Statement.

Beneficial Ownership of Securities

As of the Record Date, each Trustee of the Trust beneficially owned equity securities of the Trust and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Number of Common Shares of the Trust Owned	Percentage of Outstanding Common Shares Owned	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees:
Danielle Cupps	10,000	*	$50,001-$100,000	$50,001-$100,000
Gregory G. Dingens	25,000	*	Over $100,000	Over $100,000
Philip G. Franklin	40,000	*	Over $100,000	Over $100,000
Scott Craven Jones	2,400	*	$10,001-$50,000	$10,001-$50,000
Interested Trustee:
Theodore J. Brombach(2)	441,550	5.29%	Over $100,000	Over $100,000

(1)	The Trust is the only fund in the “Family of Investment Companies.”

(2)	In addition to the 441,550 Shares beneficially owned, directly or indirectly, by Mr. Brombach, the Adviser purchased 10,205 Shares of the Trust in order to provide the Trust with over $100,000 of net capital as required by the 1940 Act. Mr. Brombach may be deemed to be a beneficial owner of the Shares held by the Adviser by virtue of his control over the Adviser.

*	Less than 1%.

As of the Record Date, executive officers of the Trust, who are not Trustees, beneficially owned equity securities of the Trust in the following amounts:

Name	Number of Common Shares of the Trust Owned	Percentage of Outstanding Common Shares Owned
John “Yogi” Spence(1)	445,685	5.34%
John P. McGarrity	51,431	*
Kimberly Ann Flynn	37,800	*
Theodore J. Uhl	None	--

(1)	In addition to the 445,685 Shares beneficially owned, directly or indirectly, by Mr. Spence, the Adviser purchased 10,205 Shares of the Trust in order to provide the Trust with over $100,000 of net capital as required by the 1940 Act. Mr. Spence may be deemed to be a beneficial owner of the Shares held by the Adviser by virtue of his control over the Adviser.

*	Less than 1%.

As of the Record Date, the Trustees and officers of the Trust as a group owned approximately 12.62% of the outstanding shares of the Trust.

Trustee Compensation

Because the Trust was newly-organized and commenced operations on September 27, 2017, the following table sets forth the estimated compensation to be paid to each Trustee by the Trust and the total compensation paid to each Trustee by funds in the Fund Complex, assuming a full fiscal year of operations of the Trust. The Trust’s officers and the Trust’s trustee who is an interested person of the Adviser receive no compensation from the Trust but may be officers or employees of the Adviser and may receive compensation in such capacities.

Name	Aggregate Compensation from the Trust(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses(2)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund Complex(3) Paid to Trustee
Independent Trustees:
Danielle Cupps	$36,000	None	None	$36,000
Gregory G. Dingens	$46,000	None	None	$46,000
Philip G. Franklin	$41,000	None	None	$41,000
Scott Craven Jones	$41,000	None	None	$41,000

(1)	The Trustees received the following compensation in connection with attendance of meetings related to the organization of the Trust, which was paid by the Adviser: Danielle C. Cupps: $16,417, Gregory G. Dingens: $18,500, Philip G. Franklin: $18,500, and Scott Craven Jones: $20,583.

(2)	The Trust does not accrue or pay retirement or pension benefits to Trustees.

(3)	The Trust is the only fund in the “Fund Complex.”

Trustee Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. A shareholder communication must (i) be in writing and signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify that it relates to the Trust and (iv) identify the number of shares held by the shareholder.

Board Meetings

Prior to commencement of operations of the Trust, the Board held three meetings for the purpose organizing the Trust. During the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, the Board did not meet. No meetings of the Audit Committee or the Nominating and Governance Committee were held during the during the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017.

It is the Trust’s policy to invite Trustees to attend annual meetings of shareholders, either in person or telephonically.

Shareholder Approval

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. The holders of Shares will have equal voting rights (i.e. one vote per Share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the Proposal.

Board Recommendation

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Trust vote “FOR” each nominee of the Board.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

Quorum. The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

Record Date. The Board has fixed the close of business on July 6, 2018 as the Record Date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Trust as of the close of business on the Record Date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trust a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Attending the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Trust at (312) 374-6930 to obtain directions to the site of the Annual Meeting.

Additional Information Regarding Voting. Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Trust understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 15, 2018

This Proxy Statement is available on the Internet at www.proxyvote.com.

Adviser

XA Investments LLC serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation, including the use of leverage by the Trust. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940 and acts as investment adviser to certain other management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The Adviser’s leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. The Adviser sponsors registered investment companies designed to provide investors with access to institutional caliber alternative investments, by partnering with established alternative asset managers selected from numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise the Adviser’s funds. As of June 30, 2018, the Adviser managed approximately $119 million in assets. The Adviser is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Sub-Adviser

Octagon Credit Investors, LLC (the “Sub-Adviser”) acts as investment sub-adviser to the Trust and is responsible for investing the Trust’s assets. The Sub-Adviser is an investment adviser registered under the Advisers Act. The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 250 Park Avenue, 15th Floor, New York, NY 10177. Octagon Credit Investors, LLC is majority-owned by Conning & Company, which is an indirect subsidiary of Cathay Financial Holding Co., Ltd., a Taiwan-based company.

The Sub-Adviser’s experienced team of investment professionals has worked together for many years and managed funds through multiple credit cycles over Octagon’s more than 23 year history. The Sub-Adviser currently manages $19.7 billion in assets under management as of June 30, 2018 across twenty-four CLOs, seven commingled funds and fifteen separately managed accounts. The Sub-Adviser provides non-discretionary investment management services for one separately managed account and one sub-advised fund.

Administrator

ALPS Fund Services Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as administrator to the Trust.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) has been selected as the Trust’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Trust for the fiscal year ended September 30, 2017. The Trust does not know of any direct or indirect financial interest of KPMG in the Trust.

Representatives of KPMG will be invited to attend the Annual Meeting either in person or telephonically and will have the opportunity to make a statement and to answer questions if they desire to do so.

Audit Fees

For the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, the aggregate fees billed to the Trust by KPMG for professional services rendered for the audit of the Trust’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year were $32,000.

Audit-Related Fees

For the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, the aggregate fees billed to the Trust by KPMG for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under Audit Fees were $0 for 2017 (such fees related agreed-upon procedures performed during the initial and secondary offerings of the Trust).

Tax Fees

For the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, the aggregate fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning were $0.

All Other Fees

For the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, the aggregate fees billed for products and services provided by KPMG, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0.

Aggregate Non-Audit Fees

For the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, the aggregate non-audit fees billed by KPMG for services rendered to the Trust were $0.

For the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, the aggregate non-audit fees billed by KPMG for services rendered to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust were $0.

Audit Committee’s Pre-Approval Policies and Procedures

For the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, the Audit Committee approved the engagement of KPMG to provide all audit services. For the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, no other services were provided by KPMG to the Fund, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

For the Trust’s initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, none of the services described above were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act require the Trust’s officers and Trustees, certain officers of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of the Trust’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Trust’s review of such Section 16 filings, the Trust believes that for its initial fiscal period from September 27, 2017 (commencement of operations) to September 30, 2017, all filings applicable to such persons were completed and filed, except as follows: Form 3s for certain officers of the Fund, the Adviser and the Sub-Adviser were inadvertently filed later than the date the Fund’s registration statement became effective; Form 3s for certain officers of the Sub-Adviser who became reporting persons upon joining the investment committee of the Sub-Adviser were inadvertently not filed on a timely basis; and a Form 4 filing, relating to an acquisition of Fund shares, for John “Yogi” Spence, Chief Financial Officer and Treasurer of the Fund, was inadvertently not filed on a timely basis.

Principal Shareholders

As of the Record Date, to the knowledge of the Trust, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Trust, except as follows:

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Theodore J. Brombach(1) 321 North Clark Street, Suite 2430 Chicago, Illinois 60654	Common	441,550	5.29%
John “Yogi” Spence(1) 321 North Clark Street, Suite 2430 Chicago, Illinois 60654	Common	445,685	5.34%

(1)	In addition to the 441,550 Shares beneficially owned, directly or indirectly, by Mr. Brombach and the 445,685 Shares beneficially owned, directly or indirectly, by Mr. Spence, respectively, the Adviser purchased 10,205 Shares of the Trust in order to provide the Trust with over $100,000 of net capital as required by the 1940 Act. Each of Mr. Brombach and Mr. Spence may be deemed to be a beneficial owner of the Shares held by the Adviser by virtue of his control over the Adviser.

The information contained in this table is based on the Trust’s review of Schedule 13D, Schedule 13G and other regulatory filings made on or before the Record Date.

Privacy Principles of the Trust

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public, personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public, personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public, personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public, personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public, personal information of its shareholders.

Deadline for Shareholder Proposals

The Trust’s by-laws require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Trust. If a shareholder who is entitled to do so under the by-laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Trust, that shareholder must provide a written notice to the Secretary of the Trust at the Trust’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the by-laws, which include the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Trust, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the by-laws.

The Trust’s 2019 annual meeting of shareholders is expected to occur on or about May 15, 2019. Because the expected meeting date will be more than 30 days prior to the anniversary of the date of the 2018 annual meeting of shareholders, the Trust has established the following deadlines for shareholder proposals:

Shareholder proposals intended for inclusion in the Trust’s proxy statement in connection with the Trust’s

2019 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Trust at the Trust’s principal executive offices by December 14, 2018 in order to be considered for inclusion in the Trust’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Trust’s Secretary at the Trust’s principal executive offices not earlier than January 15, 2019 and not later than February 14, 2019 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2019 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Trust. Certain officers of the Trust and certain officers and employees of the Adviser (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Trust for such out-of-pocket expenses.

Other Matters

The management of the Trust knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chairperson of the Annual Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

July 13, 2018

APPENDIX A

XAI Closed-End Funds

Audit Committee Charter

I.	Qualifications for Membership on the Audit Committee

The Audit Committee of each registered fund listed on Appendix A hereto (each, a “Fund”) shall consist of a minimum of three Trustees of the Fund, appointed by the Board of Trustees (“Board”) of the Fund:

(a)	no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b)	no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board or any committee thereof);

(c)	at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)	at least one member must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

The Board shall determine (i) annually if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) biennially whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

In the event that the retirement, resignation, removal, death or incapacity of a member of the Audit Committee results in there being less than three members of the Audit Committee, the Board will act promptly to fill such vacancy.

The Audit Committee will elect one of its members as Chair of the Committee. If a vacancy in a Committee Chair occurs, the Committee will promptly elect a new Chair. The Chair, in consultation with other members of the Committee and management of the Fund, will develop the agenda for each meeting of the Committee.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are to:

(a)	oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b)	oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c)	oversee, or as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	approve, and recommend to the Board, the engagement of the Fund’s independent registered public accounting firm (“independent accountants”) and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund’s independent accountants;

(e)	prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in the Fund’s proxy statement; and

(f)	act as a liaison between the Fund’s independent accountants and the full Board.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’ responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund’s financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings relating to the operations of the Fund and/or its service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board have the authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Audit Committee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Audit Committee reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Audit Committee members are not members; and (4) representations made by management as to any information technology and other non-audit services provided by the independent accountants to the Fund. “Management” means the Fund’s investment adviser, acting through its officers and employees, not the Fund’s officers as such.

IV.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers to:

(a)	select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)	terminate, as appropriate, the independent accountants;

(c)	monitor the independence and capabilities of the independent accountants;

(d)	review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e)	approve prior to appointment, the engagement of the independent accountants or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f)	establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in paragraph (e) above;

(g)	consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(h)	consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(i)	discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(j)	recommend to the Board the appointment of the Fund’s principal accounting officer and principal financial officer;

(k)	review with the independent accountants the arrangements for and scope of the annual audit and any special audits; the personnel, staffing, qualifications and experience of the independent accountants, including any specialized knowledge or skill needed to perform the audits; any significant changes to the planned audit strategy or identified risks; and any significant issues that the independent accountants discussed with management in connection with their appointment or retention;

(l)	oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements, including any significant changes to the planned audit strategy or identified risks; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m)	review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements, with Fund management and the Fund’s independent accountants, including the significant assumptions underlying highly subjective estimates and any accounting adjustments arising from the audit that were noted or proposed by the independent accountants but were not implemented (as immaterial or otherwise); reviewing the Fund’s specific disclosures, if applicable, under

“Management’s Discussion and Analysis of Financial Condition and Results of Operations”, or analogous narrative disclosure, to review the independent accountants’ opinion on the Fund’s financial statements; and to review any matters relating to the other information in documents containing the audited financial statements of the Fund;

(n)	to the extent required by applicable law or regulation, determine whether to recommend to the Board that the Fund's annual audited financial statement be included in the Fund's annual report to shareholders, and if so recommended, approve the audited financial statements for inclusion in the annual report to shareholders pursuant to authority hereby delegated to the Audit Committee by the Board;

(o)	review with the independent accountants all matters required to be communicated to the Audit Committee by the independent accountants including, but not limited to: (a) the results of the most recent inspection of the independent accountants by the Public Company Accounting Oversight Board (“PCAOB”), including the independent accountants’ response to any identified accounting deficiencies; (b) the extent to which the independent accountants intend to use the internal auditors of the Fund, if any, or management in the audit; (c) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent accountants; (d) the detection of fraud or illegal acts; (e) any violations or possible violations of laws or regulations; (f) any significant issues or other contentious matters for which the independent accountants have consulted outside the engagement team; (g) any disagreements or difficulties with management; (h) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (i) any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (j) any consultations by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent accountants can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (k) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process;

(p)	review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies;

(q)	review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants and/or management, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices and any judgments made in connection with the preparation of the financial statements, any matters of concern relating to the Fund’s financial statements, including the effects of alternative generally accepted accounting principles (“GAAP”) methods on financial statements and any adjustments to such statements recommended by the independent accountants), any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(r)	review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal control over financial reporting;

(s)	consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures for financial reporting;

(t)	establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(u)	address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(v)	review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund;

(w)	investigate, or initiate an investigation, when the Committee deems it necessary, of reports (which may be submitted confidentially and anonymously) of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(x)	meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions;

(y)	resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(z)	discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein paying particular attention to any use of “pro forma” or “adjusted non GAAP" information), as well as financial information and earnings guidance provided to analysts and rating agencies, if any;

(aa)	at least annually, (i) obtain and review a report by the Fund’s independent accountants describing: (a) such independent accountants’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (ii) assess the independence of the Fund’s independent accountants including all disclosed relationships between the Fund’s independent accountants (and their affiliates) and: (a) the Fund, (b) the Fund’s trustees and officers, and (c) the Fund’s investment adviser, administrator and affiliates thereof;

(bb)	establish hiring policies for the Fund relating to the hiring of employees or former employees of the Fund’s independent accountants;

(cc)	provide assistance to the Fund, if appropriate, in preparing any written affirmation or written certification required to be filed with any market quotation system or stock exchange on which Fund shares are quoted or listed, if any;

(dd)	report the Committee’s activities and conclusions on a regular basis to the Board (including reviewing any issues that arise with respect to the quality or integrity of the Fund’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the independent accountants) and to make such recommendations as the Committee deems necessary or appropriate;

(ee)	evaluate the qualifications, independence and performance of the Fund’s independent accountants, including the lead partner of the independent auditor, in light of the opinions of management and internal auditors;

(ff)	report the Committee’s activities and conclusions on a regular basis to the Board and to make such recommendations as the Committee deems necessary or appropriate;

(gg)	annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(hh)	evaluate annually the performance of the Audit Committee;

(ii)	discuss with management the Fund’s major financial risk exposures and the steps management has taken (including the guidelines and processes) to monitor and control such exposures, including the Fund’s risk assessment and risk management policies;

(jj)	to the extent required by applicable law or regulation, make the statement required by the rules of the Securities and Exchange Commission to be included in the Fund’s annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent accountants the matters required to be discussed by AS 1301 issued by the Public Company Accounting Oversight Board; (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence; and (4) recommended and approved, pursuant to authority delegated by the Board, that the financial statements be included in the Fund’s annual report for the past fiscal year, for filing with the Securities and Exchange Commission; and

(kk)	perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the duties and powers provided in this Charter.

To the extent permitted by the Fund’s Declaration of Trust and Bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit services required by the Securities Exchange Act of 1934, as amended, may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.	Meetings of the Audit Committee

The Audit Committee shall meet quarterly, in separate executive sessions, with representatives of Fund management and the Fund’s independent accountants. The Committee may also meet on such dates, at such times and at such places as will be determined by the Chair of the Audit Committee or the Audit Committee members and specified in a notice of each such meeting. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters. The Committee shall have the authority to meet privately and to admit non-members individually by invitation.

A majority of the Audit Committee will be necessary to constitute a quorum for the transaction of any business that falls within the scope of the Committee’s responsibilities. If the Committee is comprised of four or more members and a quorum is present, the affirmative vote of a majority of the members present will be the act of the Committee. If the Committee is comprised of three members, the affirmative vote of a majority of the members of the Committee will be the act of the Committee.

If a member cannot attend an in-person meeting, the member may participate in the meeting telephonically. A member who attends a meeting telephonically will be deemed to be present for all purposes. The Committee may act by written consent, to the extent permitted by law.

Actions taken by the Audit Committee will, if appropriate, be reported to the Board of Trustees of the Fund and to management of the Fund within a reasonable period of time after the actions are taken.

Appendix A

Fund	Adopted
XAI Octagon Floating Rate Income & Credit Alternative Trust	May 5, 2017

APPENDIX B

XAI Closed-End Funds

Governance Committee Charter

The responsibilities of the Governance Committee of each registered fund listed on Appendix A hereto (each, a “Fund”) include:

•	Recommending to the Board of Trustees of the Fund the slate of nominees of Trustees to be elected or appointed (including any Trustees to be elected or appointed to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers in terms of both the letter and the spirit of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, regulations and forms under the 1940 Act and any trustee qualification standards set forth in the Fund’s governing documents. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•	Interviewing (which will be conducted by the Committee Chair and at least one other member of the Committee) any candidates whom the Committee anticipates recommending to the Board of Trustees for service on the Board. The Committee will not consider any candidate for an Independent Trustee who is a close family member of an employee, officer or interested Trustee of any Fund or its affiliates.

•	Reviewing the independence of Independent Trustees then serving on the Fund Board. An otherwise Independent Trustee who served as an officer or trustee of the Fund’s manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless two years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Trustee of any Fund or its affiliates will be deemed independent. No person who receives, or who in the preceding two years has received, any consulting, advisory or similar fee from XAI Investments, LLC or any affiliate thereof, will be deemed independent.

•	Reviewing periodically, the composition of each Committee of the Board.

•	Recommending, as appropriate, to the Board the Independent Trustees to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting biennially to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.

•	Reviewing each Trustee’s beneficial ownership of shares of the Fund. The Committee will encourage each Trustee, to the extent it is financially suitable, to maintain investments, either directly or beneficially, in the Fund that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Fund.

•	Being available to assist the Board of Trustees in evaluating the quality of Trustee participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of the annual Board Self-Assessment.

•	Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•	Coordinating with Fund management to schedule periodic Board education sessions to occur at quarterly meetings of the Board, as appropriate.

•	Annually reviewing attendance by the Independent Trustees at educational webinars, seminars, conferences or similar meetings. The Board encourages each Independent Trustee to attend at least one such meeting per year.

•	Facilitate, with the assistance of Independent Trustees’ counsel, orientation sessions for any new Independent Trustees before or shortly after the new Trustee joins the Board.

•	In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the independence of counsel to the Independent Trustees.

•	Reviewing Trustee compliance with the requirement that a Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	Reviewing and making recommendations to the Board of Trustees concerning Trustee compensation and expenses, including:

–	annual Independent Trustee fees;

–	supplemental compensation for serving as Board Chair;

–	supplemental compensation for serving as a Committee Chair;

–	Board or Committee meeting attendance fees;

–	expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

Process for Review of Operating Company Board Service

From time to time, an Independent Trustee may be asked to serve on an operating company Board. Subject to confidentiality considerations, such Independent Trustee is encouraged to notify the Chair of the Committee and Independent Trustees’ counsel as promptly as possible. The Committee Chair will work with counsel to coordinate appropriate communications with management, the Board Chair and the Committee. At the conclusion of this process (and during the process, as appropriate), the Committee Chair will communicate with the Trustee.

Composition of the Committee

The Committee will have at least three members, all of whom will not be “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940 (“Independent Trustees”). The members of the Committee will be determined by vote of a majority of the Independent Trustees. In the event that the retirement, resignation, removal, death or incapacity of an Independent Trustee results in there being less than three members of a Committee, the Independent Trustees will act promptly to fill such vacancy.

The Committee will elect one of its members as Chair of the Committee. If a vacancy in a Committee Chair occurs, the Committee will promptly elect a new Chair. The Chair, in consultation with other members of the Committee and management of the Fund, will develop the agenda for each meeting of the Committee.

Meetings of the Committee

The Governance Committee shall meet on a regular basis. The Governance Committee shall meet on such dates, at such times and at such places as will be determined by the Chair of the Governance Committee or the Governance Committee members and specified in a notice of each such meeting.

If a member cannot attend an in-person meeting, the member may participate in the meeting telephonically, provided that every member will make a reasonable effort to attend in-person meetings in person. A member who attends a meeting telephonically will be deemed to be present for all purposes. The Committee may act by written consent, to the extent permitted by law.

The Committee shall have the authority to meet privately and to admit non-members individually by invitation.

Actions taken by the Committee will, if appropriate, be reported to the Board of Trustees of the Fund and to management of the Fund within a reasonable period of time after the actions are taken.

The Governance Committee will have the resources, including appropriate funding, and authority to discharge its responsibilities, including the authority to retain and compensate independent or special counsel and other experts or consultants and to pay for ordinary administrative expenses of the Committee. Prior to the Governance Committee’s retention of any special counsel or other expert or consultant, the Chair of the Committee will confer with the Board Chair about such retention.

Appendix A

Fund	Adopted
XAI Octagon Floating Rate Income & Credit Alternative Trust	May 5, 2017

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E49883-P12338

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR all the nominees listed.

1. Election of Trustees to serve until the 2021 annual meeting, or until their respective successors are duly elected and qualified.

Nominees:	**For**	**Against**	**Abstain**
1a. Theodore J. Brombach	☐	☐	☐
1b. Danielle Cupps	☐	☐	☐

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please complete, date and sign this proxy and return it promptly in the enclosed envelope.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date